Exhibit (j) under Form N-1A
                                                Exhibit 23 under Item 601/Reg SK








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 25 to Form N-1A Registration Statement of Federated U.S. Government Bond Fund of our report dated October 26, 1999, on the financial statements as of August 31, 1999, of Federated U.S. Government Bond Fund, included in or made a part of this registration statement.



/s/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
October 26, 1999